Exhibit 99.1

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed certain due diligence services described below on conforming and non-conforming residential mortgages and business purpose loans acquired from various parties. The review was conducted on behalf of Rithm Capital Corp. (“Client”) during multiple transactions from April 2016 to April 2023 (the “Review”). The Review included loans reviewed under the Credit and Compliance Scope (243 loans). The loans reviewed using the Credit and Compliance Scope are referred to as the mortgage loans.

(2) Sample size of the assets reviewed.

The Review was conducted on the portion of the securitization mortgage loan population reviewed by AMC. The Client may have utilized multiple third-party review (“TPR”) firms for the securitization and AMC may or may not have reviewed all of the mortgage loans in the securitization loan population for a specific scope of review. During the course of the selection of the final securitization population mortgage loans may have been eliminated from originally envisioned securitization population for reasons that are unknown to AMC. Within the final securitization mortgage loan population, the Review sample was broken down into the following review scopes:

▪	“Compliance Review”:	175 mortgage loan(s)
▪	“Compliance, Credit and Valuation Review”:	68 mortgage loan(s)
▪	“Data Integrity Review”:	243 mortgage loans(s)
▪	“Collection Comment Review”:	25 mortgage loans(s)
▪	“Payment History Review”:	243 mortgage loans(s)

(3) Determination of the sample size and computation.

The Review was conducted with sample size criteria that has been communicated by the Client to AMC to be consistent with the criteria for the NRSRO(s) identified in Item 3 of this ABS Due Diligence-15E.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared data fields on the bid tape provided by Client to the data found in the actual file as captured by AMC. This comparison, when data was available, included the following data fields:

APPVAL	FRADATE	LIFEFLOOR	MTDATE	PROPTYPE
BALLOON	INDEXCD	LNAME	ORIGBAL	STADDRESS
CLTV	INITCAP	LOANPURP	ORIGDATE	UNITS
FNAME	IOFLAG	LOOKBACK	ORIGPANDI	ZIP
FPADATE	IOTERM	LTV	ORIGRATE
FPDATE	LIEN POSITION	MARGIN	OWNOCC

Additionally, AMC verified (i) listed borrowers signed documents requiring signature, (ii) borrowers signing documents were eighteen (18) years or older at the time of the mortgage loan origination, (iii) that all riders required by the terms of the mortgage and mortgage note were attached to the respective document, (iv) that social security numbers across documents were consistent, and (v) debt-to-income ratio (“DTI(s)”), and/or loan-to-value ratios (“LTV(s)”) were used in the assessment of conformity guidelines.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

Not applicable.

(6) Value of collateral securing the assets: review and methodology.

Not applicable.

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(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by AMC.

AMC reviewed each mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

FOR APPLICATION DATES BEFORE JANUARY 10, 2014

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	Rescission (§1026.23):
	i)	failure to provide the right of rescission notice;
	ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
	iii)	errors in the right of rescission notice;
	iv)	failure to provide the correct form of right of rescission notice;
	v)	failure to provide the three (3) business day rescission period; and
	vi)	any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;
b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:
	i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
	ii)	proper execution by all required parties;
	iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
	iv)	timing of initial and re-disclosed TIL(s);
c)	Tolerances (§§1026.18, 22 and 23):
	i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
	ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge;
d)	High-cost Mortgage (§§1026.31, 32 and 33):
	i)	points and fees threshold test;
	ii)	APR threshold test;
	iii)	prepayment penalty test; and
	iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;
e)	Higher-priced Mortgage Loan (§1026.35):
	i)	APR threshold test; and
	ii)	compliance with the escrow account and appraisal requirements;

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(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
	i)	confirm the presence of the current GFE form in effect at the time of origination;
	ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
	iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
	iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
	v)	confirm the presence of a settlement service provider list, as applicable.
b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:
	i)	confirm current applicable HUD form was provided;
	ii)	determination that the loan file contains the final HUD;
	iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
	iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
c)	GFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
	i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
	ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and
	iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
	i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;
	ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
	iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;
	iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
	v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;
	vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
	vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and
	viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing.

(III) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(IV) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(V) Federal and state specific late charge and prepayment penalty provisions;

(VI) Document Review

AMC reviewed each mortgage loan file and verified if the following documents, if applicable, for the Review scope in question at the time of review, were included in the file and if the data on these documents was consistent:

▪	Initial application (1003);
▪	Final application (1003);
▪	Note;
▪	Appraisal;

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▪	Sales contract;
▪	Title/Preliminary Title;
▪	Initial TIL;
▪	Final TIL;
▪	Final HUD-1;
▪	Initial and final GFE’s;
▪	Right of Rescission Disclosure;
▪	Mortgage/Deed of Trust;
▪	Mortgage Insurance;
▪	Tangible Net Benefit Disclosure;
▪	FACTA disclosures; and
▪	Certain other disclosures related to the enumerated tests set forth herein.

FOR APPLICATION DATES ON OR AFTER JANUARY 10, 2014

For mortgage loans with application dates on or after January 10, 2014 additional compliance testing was applicable and conducted by AMC. Testing during this period included all items as referenced in the FOR APPLICATION DATES BEFORE JANUARY 10, 2014 section above plus:

(VII) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026 testing included:

a)	With respect to brokered loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36):
	i)	review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;
	ii)	review relevant document to determine if there was dual compensation; and
	iii)	review the presence of the loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.
(1) Note: Where available, AMC reviewed the relevant documents in the loan file and, as necessary, attempted to obtain the loan originator compensation agreement and/or governing policies and procedures of the loan originator. In the absence of the loan originator compensation agreement and/or governing policies and procedures, AMC’s review was limited to formal general statements of entity compliance provided by the loan originator, if any. These statements, for example, were in the form of a letter signed by the seller correspondent/loan originator or representations in the mortgage loan purchase agreement between the Client and seller correspondent;
b)	Homeownership counseling (§1026.36):
	i)	determine if the creditor obtained proof of homeownership counseling in connection with a loan to a first time homebuyer that contains a negative amortization feature;
c)	Mandatory Arbitration Clauses (§1026.36):
	i)	determine if the terms of the loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction;
d)	Prohibition on Financing Credit Insurance (§1026.36):
	i)	determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance; and
e)	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36):
	i)	review for presence of loan originator organization and individual loan originator name and NMLSR ID, as applicable, on the credit application, note or loan contract, security instrument, Loan Estimate and Closing Disclosure; and
	ii)	verify the data against the NMLSR database, as available.

(VIII) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):

i)	confirm that the creditor provided the borrower a list of homeownership counseling organizations within three (3) business days of application; and
ii)	confirm that the list of homeownership counseling organizations was obtained no earlier than 30 days prior to when the list was provided to the loan applicant.

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(IX) Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, as set forth below:

a)	The general Ability to Repay (ATR) underwriting standards (12 C.F.R. 1026.43(c));
b)	Refinancing of non-standard mortgages (12 C.F.R. 1026.43(d));
c)	Qualified Mortgages (QM) (12 C.F.R. 1026.43(e) (including qualified mortgages as separately defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.); and
d)	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)).

AMC reviews applicable loans for compliance with the ATR and QM rule requirements based upon each loan’s originator designation (Safe Harbor QM, Higher-priced QM, Temporary SHQM, Temporary HPQM, Non-QM, Exempt from ATR). AMC determines the loan’s status under the ATR or QM rule requirements and assigns a due diligence loan designation. Generally, AMC notes as a material exception if the due diligence findings do not confirm the originator’s loan designation. Additionally, AMC notes if an originator loan designation was not provided.

Qualified Mortgage

With respect to QM (Safe Harbor and Higher-priced) designated loans, AMC reviews the loan to determine whether, based on available information in the loan file: (i) the loan contains risky loan features and terms (e.g. an interest only feature or negative amortization), (ii) the “points and fees” exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately, (iv) the creditor considered and verified income or assets at or before consummation, (v) the creditor appropriately considered debt obligations, alimony and child support, and (vi) at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.

If a loan was designated as QM and identified as eligible for guarantee, purchase, or insurance by an applicable agency as permitted under the QM final rule, AMC reviews the loan to determine whether, based on available information in the loan file the loan satisfied (i), (ii) and (iii) in the preceding paragraph and reviews the Automated Underwriting System output within the file to confirm agency eligibility.

For each QM designated loan that satisfied the applicable requirements enumerated above, AMC then determines whether the loan is a Safe Harbor QM or Higher Priced QM by comparing the loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage.

The Review also includes determining, as applicable, whether a loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.).

For each QM designated loan that does not satisfy the applicable requirements enumerated above, AMC then determines whether the loan complies with the ATR rule consideration and verification requirements and provides a due diligence designation of Non-QM compliant or non-compliant.

General Ability to Repay

AMC reviews the loan to determine whether, based on available information in the loan file, the creditor considered, as applicable, the following eight underwriting factors, and verified such information using reasonably reliable third-party records, at or before consummation: (i) the consumer's current or reasonably expected income or assets, (ii) if the creditor relied on income from the consumer's employment in determining repayment ability, the consumer's current employment status; (iii) the consumer's monthly payment; (iv) the consumer's monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made; (v) the consumer's monthly payment for mortgage-related obligations; (vi) the consumer's current debt obligations, alimony, and child support; (vii) the consumer's monthly debt-to-income ratio or residual income; and (viii) the consumer's credit history. This portion of the Review also focuses on full recalculation of income and debts, as well as the documentation provided to support each item used in originator’s determination of the ability to repay.

Note: for loans designated as QM – agency eligible, AMC will not review for compliance with the requirements of Appendix Q or General Ability to Repay.

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AMC reviews loans to determine their conformity with the ATR/QM factors above, and is not rendering an independent assessment or opinion, warranting or representing that a loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative or judicial authorities (“Authorities”). AMC does not represent or warrant that the factors for which it is reviewing the loans constitute all of the factors and/or criteria that Authorities may consider in determining the status of a loan. AMC’s review is based on information contained in the loan file at the time it is provided to AMC to review, and only reflects information as of that point in time.

(X) The Equal Credit Opportunity Act, as implemented by Regulation B, 12 C.F.R. Part 1002, as set forth below:

a)	Providing Appraisals and Other Valuations (12 C.F.R. 1002.14):
	i)	timing and content of the right to receive copy of appraisal disclosure;
	ii)	charging of a fee for a copy of the appraisal or other written valuation;
	iii)	timing of creditor providing a copy of each appraisal or other written valuation;
	iv)	with respect to a borrower that has waived the three (3) business day disclosure requirement, confirm that the borrower has signed the waiver or other acknowledgment at least three (3) business days prior to consummation; and (2) confirm that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

(XI) FIRREA Review

AMC confirmed that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, AMC reviewed the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparables and adjustments were reasonable and that pictures were provided and were accurate.

FOR APPLICATION DATES ON OR AFTER OCTOBER 3, 2015

For mortgage loans with application dates on or after October 3, 2015 additional compliance testing was applicable and conducted by AMC. Testing during this period included all items as referenced in the FOR APPLICATION DATES BEFORE JANUARY 10, 2014 and FOR APPLICATION DATES ON OR AFTER JANUARY 10. 2014 sections above plus:

With regard to TILA-RESPA Integrated Disclosure (“TRID”) testing, AMC implemented the TRID scope of review referenced within the Regulatory Compliance section (XII) based on (i) the RMBS 3.0 TRID Compliance Review Scope published by the Structured Finance Industry Group (the "SFIG Compliance Review Scope") and (ii) outside counsel’s interpretations of the published regulations as of the date of review of each mortgage loan. AMC worked with outside counsel and continues to obtain updated interpretations relative to the informal guidance provided by the Consumer Financial Protection Bureau (“CFPB”) which has caused alterations in the review scope and severity of TRID related exceptions, including applicable cures. (This will continue as necessary as additional guidance becomes available, as well as any future rulemaking.) While AMC continues to make a good faith effort to identify material TRID exceptions and apply the appropriate grading, the implementation of new regulations (including TRID) that impact residential mortgages carries certain interpretive risk and continues to evolve, impacting the review scope and exception severity. AMC has worked closely with the NRSROs and Client to disclose, as mutually agreed upon by the parties, the relevant exceptions per AMC’s suggested review implementation as reviewed by outside counsel; however, no assurances can be provided and/or are given that AMC has included within its Review all areas that may represent risk to the securitization trust, or that areas of risk identified by AMC will result in the potential level of risk indicated by an Event Level or NRSRO grade.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by AMC.

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AMC reviewed each residential mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

(XII) Sections 1098 and 1100A of Dodd-Frank amending TILA and RESPA, as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below (applicable only for mortgage loans with application dates on or after October 3, 2015):

a)	Loan Estimate (LE) (§§1026.19 and 37):
	i)	confirm the presence of LE for applications on or after October 3, 2015;
	ii)	confirm the initial LE date indicates it was delivered or placed in the mail within three (3) business days of application;
	iii)	confirm that certain sections of each LE determined to carry assignee liability were accurately completed and that information was reflected in the appropriate locations, which, in certain instances, was based solely on the information disclosed on the LE;
	iv)	confirm the initial LE was delivered or placed in the mail not later than seven (7) business days prior to consummation of the transaction, or such period was waived due to a bona fide financial emergency;
	v)	confirm that any written estimate of terms or costs provided prior to receipt of a LE contained the required disclosures;
	vi)	confirm that each revised LE is accompanied by valid written documentation explaining the reason for re-disclosure to allow for fee increases based on a valid change of circumstance and was timely provided within 3 business days of issuance;
	vii)	confirm the presence and timely provision of a settlement service provider list (when consumer is given the opportunity to shop for services);
	viii)	confirm borrower received LE not later than four (4) business days prior to consummation; and
	ix)	confirm LE was not provided to the borrower on or after the date of the CD.
b)	Closing Disclosure (CD) (§§1026.19 and 38):
	i)	confirm the presence of CD for applications on or after October 3, 2015;
	ii)	confirm the borrower received CD at least three (3) business days prior to consummation, or that such period was waived due to a bona fide financial emergency;
	iii)	confirm that certain sections of each CD determined to carry assignee liability were accurately completed and that information was reflected in the appropriate locations, which, in certain instances, was based solely on the information disclosed on the CD;
	iv)	confirm that a revised CD was received in a timely manner if the initial or any revised CD became inaccurate;
	v)	identify tolerance violations based on the charges disclosed on the initial and interim LE’s, initial CD, and reflected on the final CD;
	vi)	with respect to tolerance violations based on the disclosed charges on the LE and CD, confirm that the creditor cured the violations no later than 60 days after consummation, or within 60 days of discovery; and
	vii)	with respect to applicable exception remediation measures for numerical exceptions, confirm that a letter of explanation, as well as a refund as applicable, was delivered or placed in the mail no later than 60 days after discovery of the exception establishing the need for a revised CD or with respect to exception remediation measures for non-numerical exceptions, that a corrected CD was delivered or placed in the mail no later than 60 days after consummation. (In an attempt to establish a best practices approach to pre-securitization due diligence, as it applies to TILA RESPA Integrated Disclosure testing, the Structured Finance Industry Group (“SFIG”) has a working group that consists of industry participants including third party review providers and law firms who agreed to a standardized approach to remediation considerations. This approach is intended to be based on a reasoned legal analysis that expressly assumes that courts will interpret TRID in accordance with the principals of liability set forth in the letter to the MBA from Richard Cordray, the Director of the CFPB. No assurances can be provided that the courts in question will interpret TRID in accordance with the SFIG Compliance Review Scope.)
c)	Your Home Loan Toolkit (§1026.19):
	i)	confirm the presence of Your Home Loan Toolkit in the mortgage loan file or that the mortgage loan file contains documentary evidence that the disclosure was provided to the borrower; and
	ii)	confirm Your Home Loan Toolkit was delivered or placed in the mail not later than three (3) business days after receipt of application.

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(XIII) Document Review

AMC reviewed each mortgage loan file and verified if the following documents, if applicable, were included in the file and if the data on these documents was consistent (where applicable):

▪	Loan Estimates;
▪	Closing Disclosures; and
▪	Certain other disclosures related to the enumerated tests set forth herein.

(8) Other: review and methodology.

The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

Data Integrity Review: AMC compared data fields on the securitization tape provided by the Client to the data found in the actual file as captured by AMC.

Collection Comment Review: AMC performed a 24-month collection comment review utilizing individual mortgage loan collection comments provided by the servicers in order to provide a brief summary outlining current performance status, the borrower’s ability to pay, relative future/current risk (including hardship, life changes, etc.), possible servicer remedies, loss mitigation efforts, and modifications.

Payment History Review: AMC performed a 24-month review utilizing individual mortgage loan payment history reports provided by the servicers. Using the MBA methodology, AMC created a payment string using a 24-month look back period for each mortgage loan within the payment history population.

(9) Disclaimer.

Except as expressly enumerated above, please be advised that SitusAMC has not performed any review to determine whether the mortgage loans covered in this Report complied with federal, state or local laws, constitutional provisions, regulations, ordinances or any other laws or guidance, including, without limitation, licensing and general usury laws (“Applicable Law”).  Further, there can be no assurances that in performing the review and preparing this Report that SitusAMC has uncovered all relevant factors and potential issues relating to the origination of the mortgage loans, their compliance with Applicable Law, or the original appraisals relating to the mortgaged properties, or that SitusAMC has uncovered all relevant factors that could affect the future performance of the mortgage loans. Please note that the results set forth in this Report are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators, sponsors, issuers, underwriters, and other third parties upon which SitusAMC is relying in reaching such results.  Except as expressly stated herein, SitusAMC did not verify the data relied upon in performing its review and producing this Report.  In addition, the findings and conclusions set forth in this Report are provided on an “as is” basis and are based on available information and Applicable Law as of the date of this Report, and SitusAMC does not undertake any obligation to update or provide any revisions to this Report to reflect events, circumstances, changes in Applicable Law, or changes in expectations after the date this Report was issued.  SitusAMC also hereby disclaims any representation or warranty as to accuracy or completeness of the Report, the inclusion or omission of any facts or information, or as to its suitability, sufficiency or appropriateness for the purposes of the transaction parties or investors or the use of the Report in preparation of any other document in connection with the subject transaction.).

Please be further advised that SitusAMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in this Report, and the results set forth in this Report do not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to SitusAMC, and are not statements of fact or legal conclusions. Information contained in the Report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the Report based on certain factors, including the facts and circumstances of an individual mortgage loan.  The authorities administering the Applicable Law that was part of the review have broad discretionary powers which may permit such authorities, among other things, to withdraw exemptions accorded by statute or regulation, to impose additional requirements or to reach a conclusion that is not consistent with the results set forth in the Report. All decisions as to whether to issue, purchase, hold, sell or otherwise transact in securities backed by the mortgage loans reviewed in this Report, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such securities, shall be made solely by the parties to or investors in the transaction. The results set forth in this Report do not constitute tax or investment advice.  The scoring models in this Report are designed to identify potential risk in the securities backed by the mortgage loans reviewed, and each party or investor assumes sole responsibility for determining the suitability of the information for its particular use. SitusAMC does not make any representation or warranty (express or implied) as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by SitusAMC.

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SUMMARY OF FINDINGS & CONCLUSIONS OF REVIEW

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the requirements of the NRSROs listed in the Form ABS Due Diligence-15E.

COMPLIANCE RESULTS SUMMARY (243 Mortgage Loans)

There were 243 mortgage loans in the final compliance population reviewed by AMC. After all documents were presented, under the applicable DBRS & Fitch NRSRO grading criteria, 235 (96.71%) of the mortgage loans had exceptions; however, only 113 (46.50%) of the mortgage loans had exceptions that triggered a “C” or “D” rating under the NRSRO criteria noted above.

Pursuant to the applicable NRSRO criteria, AMC graded certain compliance exceptions as non-material based upon seasoning of the mortgage loans. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than rescission, which may be raised as a defense to foreclosure. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan.

AMC Diligence, LLC - 243 Mortgage Loans

Compliance: Event Level	Loan Count	Percentage of Loans
A	8	3.29%
B	122	50.21%
C	55	22.63%
D	58	23.87%
Total	243	100.00%

OVERALL RESULTS SUMMARY FOR APPLICATION DATES ON OR AFTER JANUARY 10, 2014 (68 Mortgage Loans)

There were 68 mortgage loans in the final compliance population with application dates on or after January 10, 2014 reviewed by AMC. After all documents were presented, under the applicable DBRS & Fitch NRSRO grading criteria, 67 (98.53%) of the mortgage loans had exceptions; however, only 65 (95.59%) of the mortgage loans had exceptions that triggered a “C” or “D” rating under the NRSRO criteria noted above.

AMC Diligence, LLC (68Mortgage Loans) – DBRS & Fitch

Overall: NRSRO Grade	Loan Count	% of Loans
A	1	1.47%
B	2	2.94%
C	11	16.18%
D	54	79.41%
Total	68	100.00%

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EXCEPTION SUMMARY

The summaries below detail the exceptions from the Compliance Review that would have resulted in a “B”, “C”, or “D” grade for a given mortgage loan. Please note that exception grades of EV1, EV2, and EV3 may not result in a corresponding “B”, “C”, or “D” grade per relevant rating agency guidelines due to considerations including statute of limitations and specific characteristics of ratings by a given NRSRO. Also note that some mortgage loans may have multiple exceptions and, as a result, may have an exception or multiple exceptions in any one exception category.

The following exceptions were noted on the mortgage loans included in the Compliance Review performed by AMC.

FOR APPLICATION DATES BEFORE JANUARY 10, 2014 SAMC (175 Mortgage Loans)

AMC Diligence, LLC – DBRS & Fitch

Exception Type	Final Exception Rating	Exception Category	Total
Compliance	D	Missing, Incorrect, or Incomplete HUD-1	29
		Missing, Incorrect, or Incomplete Note	15
		Incomplete File	5
		Total Compliance Grade (D) Exceptions:	49
	C	State Defect	180
		Federal Defect	34
		Missing Application Date	6
		Missing Required Data (other than HUD-1 or Note)	4
		Total Compliance Grade (C) Exceptions:	224
	B	Missing Application Date	133
		TILA	110
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	98
		Missing, Incorrect, or Incomplete GFE	71
		Missing Non-Required Data	56
		State Defect	33
		Missing, Incorrect, or Incomplete Final TIL	31
		RESPA	21
		LTV Test	18
		Missing Required Data	15
		State Late Charge	10
		Loan Package Documentation	9
		Missing Required Data (other than HUD-1 or Note)	5
		Misc. State Level	4
		FACTA	3
		GSE	3
		Missing, Incorrect, or Incomplete Note	2
		Compliance	2
		Missing, Incorrect, or Incomplete Final or Initial 1003	2
		Other TILA Violations	1
		Cross Collateralized	1
		Final TIL Estimated	1
		TIL-MDIA	1
		Legal / Regulatory / Compliance	1
		Total Compliance Grade (B) Exceptions:	631
Total Compliance Exceptions:			904

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FOR APPLICATION DATES ON OR AFTER JANUARY 10, 2014 SAMC (68 Mortgage Loans)

AMC Diligence, LLC – DBRS & Fitch

Exception Type	Final Exception Rating	Exception Category	Total
Compliance	D	Missing, Incorrect, or Incomplete HUD-1	12
		Incomplete File	7
		Missing, Incorrect, or Incomplete Note	1
		Total Compliance Grade (D) Exceptions:	20
	C	ATR/QM Defect	15
		Federal Defect	3
		TRID Defect	1
		State Late Charge	1
		Total Compliance Grade (C) Exceptions:	20
	B	TILA	150
		RESPA	66
		Missing Non-Required Data	62
		Missing, Incorrect, or Incomplete Final or Initial 1003	57
		FACTA	20
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	14
		Missing Disclosure	4
		ATR/QM Defect	4
		TRID Defect	4
		Misc. State Level	3
		ECOA	2
		Missing, Incorrect, or Incomplete Note	2
		LTV Test	2
		State Defect	1
		Missing Application Date	1
		TRID	1
		Legal / Regulatory / Compliance	1
		State Late Charge	1
		Missing Required Data	1
		Total Compliance Grade (B) Exceptions:	396
Total Compliance Exceptions:			436
Credit	D	Loan Package Documentation	48
		Missing Document	14
		Property - Appraisal	2
		Total Credit Grade (D) Exceptions:	64
	C	Missing Document	110
		Income / Employment	33
		Guideline	23
		Asset	17
		Loan Package Documentation	15
		Legal / Regulatory / Compliance	8
		Insurance	6
		Compliance	2
		Credit	1
		Title	1
		Property - Appraisal	1
		Document Error	1
		Total Credit Grade (C) Exceptions:	218
	B	Guideline	66
		Title	2
		Loan Package Documentation	1
		Total Credit Grade (B) Exceptions:	69
Total Credit Exceptions:			351
Property	C	Property - Appraisal	4
		Total Property Grade (C) Exceptions:	4
Total Property Exceptions:			4
Grand Total:			791

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TAPE INTEGRITY REVIEW RESULTS SUMMARY (243 Mortgage Loans)

Of the 243 mortgage loans reviewed, 164 (67.48%) mortgage loan had tape discrepancies across 28 unique data fields.

Label	Delta(s)	% of Loans
APPVAL	20	8.55%
BALLOON	8	3.42%
CLTV	46	19.66%
FNAME	5	2.14%
FPADATE	1	0.43%
FPDATE	30	12.82%
FRADATE	1	0.43%
INDEXCD	1	0.43%
INITCAP	1	0.43%
IOFLAG	18	7.69%
IOTERM	60	25.64%
LIEN POSITION	12	5.13%
LIFEFLOOR	4	1.71%
LNAME	3	1.28%
LOANPURP	31	13.25%
LOOKBACK	9	3.85%
LTV	16	6.84%
MARGIN	1	0.43%
MTDATE	13	5.56%
ORIGBAL	8	3.42%
ORIGDATE	17	7.26%
ORIGPANDI	1	0.43%
ORIGRATE	32	13.68%
OWNOCC	3	1.28%
PROPTYPE	12	5.13%
STADDRESS	21	8.97%
UNITS	5	2.14%
ZIP	7	2.99%
Grand Total	386

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COLLECTION COMMENT REVIEW SUMMARY (25 Mortgage Loans)

Of the mortgage loans subject to the collection comment review, 23 mortgage loans (92.00%) triggered an EV1 or EV2 exception level, and 2 mortgage loans (8.00%) triggered an EV3.

Servicing Review Grade	Loan Count	% of Loans
1	11	44.00%
2	12	48.00%
3	2	8.00%
Grand Total	25	100.00%

Exception Type	Exception Grade	Exception	Total
Comment	3	Damaged Interior - Damage remains unresolved and no indication covered by insurance	2
		Total Credit Grade (3) Exceptions:	2

PAYMENT HISTORY REVIEW SUMMARY (243 Mortgage Loans)

A 24-month Payment History Review was completed on 243 mortgage loans of which all but 2 mortgage loans (0.82%) had complete pay history strings. Of these mortgage loans, 144 mortgage loans (59.26%) had no delinquencies during the lookback period. The remaining 97 mortgage loans (39.92%) showed evidence of one or more delinquencies during the lookback period.

Category	# of Mortgage Loans	% of Mortgage Loans
No Delinquency, No Missing Data	144	59.26%
Delinquency, No Missing Data	97	39.92%
No Delinquency, At Least One Month Missing	0	0.00%
Delinquency, At Least One Month Missing	2	0.82%
Total	243	100.00%

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ADDITIONAL LOAN POPULATION SUMMARY*

*Tables may not add to 100% due to rounding.

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	147	60.49%	$13,257,455.41	56.63%
Adjustable	93	38.27%	$10,018,683.00	42.80%
Unknown	3	1.23%	$133,750.00	0.57%
Total	243	100.00%	$23,409,888.41	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	163	67.08%	$16,181,468.41	69.12%
2	75	30.86%	$6,874,900.00	29.37%
Unknown	5	2.06%	$353,520.00	1.51%
Total	243	100.00%	$23,409,888.41	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Debt Consolidation	60	24.69%	$4,770,759.73	20.38%
Cash Out: Home Improvement/Renovation	1	0.41%	$87,500.00	0.37%
Cash Out: Other/Multi-purpose/Unknown Purpose	80	32.92%	$7,792,560.00	33.29%
First Time Home Purchase	25	10.29%	$2,426,402.01	10.36%
Other-than-first-time Home Purchase	30	12.35%	$3,198,512.00	13.66%
Rate/Term Refinance - Lender Initiated	1	0.41%	$80,000.00	0.34%
Rate/Term Refinance - Borrower Initiated	24	9.88%	$3,339,040.00	14.26%
Construction to Permanent	1	0.41%	$80,257.00	0.34%
Unavailable	21	8.64%	$1,634,857.67	6.98%
Total	243	100.00%	$23,409,888.41	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
0-120 Months	2	0.82%	$106,500.00	0.45%
121-180 Months	15	6.17%	$831,725.00	3.55%
181-240 Months	20	8.23%	$1,114,405.00	4.76%
241-360 Months	199	81.89%	$20,706,738.41	88.45%
361+ Months	6	2.47%	$650,520.00	2.78%
Unknown	1	0.41%	$0.00	0.00%
Total	243	100.00%	$23,409,888.41	100.00%

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Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	161	66.26%	$16,628,990.51	71.03%
Condo, Low Rise	7	2.88%	$359,075.00	1.53%
Condo, High Rise	4	1.65%	$452,875.00	1.93%
PUD	22	9.05%	$1,923,908.00	8.22%
Single-wide Manufactured Housing	13	5.35%	$1,364,249.01	5.83%
1 Family Attached	5	2.06%	$188,450.00	0.81%
2 Family	8	3.29%	$884,466.81	3.78%
Unavailable	23	9.47%	$1,607,874.08	6.87%
Total	243	100.00%	$23,409,888.41	100.00%

Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Primary	230	94.65%	$22,535,391.78	96.26%
Investment	2	0.82%	$109,875.00	0.47%
Second Home	1	0.41%	$34,500.00	0.15%
Unknown	10	4.12%	$730,121.63	3.12%
Total	243	100.00%	$23,409,888.41	100.00%

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